Exhibit 99.1
News Release

Abbott Reports Third-Quarter 2026 Results and Reaffirms Full-Year EPS Guidance

–Third-quarter reported sales growth of 14.5 percent; comparable sales growth of 7.0 percent
–Third-quarter GAAP diluted EPS of $0.53; adjusted diluted EPS of $1.42
–Expands portfolio with key new product approvals

ABBOTT PARK, Ill., Oct. 21, 2026 — Abbott today announced financial results for the third quarter ended Sept. 30, 2026.

•Third-quarter sales increased 14.5 percent on a reported basis and 7.0 percent on a comparable basis.
•Third-quarter GAAP diluted EPS of $0.53 and adjusted diluted EPS of $1.42, which excludes specified items.
•Abbott projects full-year 2026 comparable sales growth to be approximately 6.0 percent1.
•Abbott reaffirms the midpoint of previously provided full-year 2026 adjusted diluted EPS guidance range and tightens the range to $5.50 to $5.55.
•In August, Abbott announced U.S. Food and Drug Administration (FDA) approval for Libre® Duo, the world's first dual glucose-ketone biowearable sensor. By providing real-time visibility into glucose and ketone levels, this new technology helps optimize the management of diabetes by detecting rising ketone levels, which can lead to diabetic ketoacidosis, a serious health condition for people with diabetes.
•In August, Abbott announced that the company received CE Mark for its Amulet 360™ Left Atrial Appendage (LAA) Occluder, a next-generation device designed to reduce the risk of stroke in patients with atrial fibrillation (AFib).
•In August, Abbott announced the launch of Similac® 360 Total Care® Made With Whole Milk — the first and only commercially sterile, ready-to-feed liquid infant formula made with whole milk in the United States.
•In September, Abbott announced FDA approval for its TactiFlex™ Duo Ablation Catheter, Sensor Enabled™, designed to deliver both pulsed field ablation (PFA) and radiofrequency (RF) energy to treat patients battling atrial fibrillation.
•In September, Abbott launched SimpleScreen™ CRC, an FDA-approved, blood-based colorectal cancer screening test for adults age 45 and older who are at average risk for the disease.

"Abbott delivered strong third-quarter results, reflecting balanced growth across our portfolio," said Robert B. Ford, chairman and chief executive officer, Abbott. "With strong performance across multiple businesses and a robust pipeline of innovation, we are well-positioned to deliver sustainable growth in the years ahead."

THIRD-QUARTER BUSINESS OVERVIEW

Comparable sales growth:
Management believes that measuring sales growth on a comparable basis is an appropriate way for investors to best understand the underlying performance of the business. Comparable sales growth includes the prior and current year sales of Exact Sciences, a cancer diagnostics company that Abbott acquired on March 23, 2026. Comparable sales growth excludes the impact of foreign exchange and revenue in both the prior and current year related to compensation payments that Abbott's Structural Heart business received as part of a multi-year agreement with a competitor. The final payment under this agreement was recognized in the first quarter of 2026.

Note: In order to compute results excluding the impact of exchange rates, current year U.S. dollar sales are multiplied or divided, as appropriate, by the current year average foreign exchange rates and then those amounts are multiplied or divided, as appropriate, by the prior year average foreign exchange rates.

Third Quarter 2026 Results (3Q26)

Sales 3Q26 ($ in millions)	Total Company	Nutrition	Diagnostics	Established Pharmaceuticals	Medical Devices
U.S.	5,504	958	1,853	—	2,687
International	7,509	1,304	1,452	1,614	3,139
Total reported	13,013	2,262	3,305	1,614	5,826

% Change vs. 3Q25
U.S.	28.0	7.9	109.2	n/a	6.6
International	6.2	3.1	6.2	6.8	7.2
Total reported	14.5	5.1	46.7	6.8	6.9
Total reported excl. foreign exchange impact	14.8	4.9	46.6	8.4	7.4
Comparable sales growth	7.0	4.9	6.4	8.4	7.8

U.S.	7.9	7.9	8.4	n/a	7.6
International	6.4	2.8	4.0	8.4	8.0

First Nine Months 2026 Results (9M26)

Sales 9M26 ($ in millions)	Total Company	Nutrition	Diagnostics	Established Pharmaceuticals	Medical Devices
U.S.	14,994	2,673	4,418	—	7,890
International	21,776	3,750	4,159	4,539	9,328
Total reported	36,770	6,423	8,577	4,539	17,218

% Change vs. 9M25
U.S.	17.7	(4.5)	72.0	n/a	7.1
International	8.2	1.1	6.3	9.3	11.7
Total reported	11.9	(1.3)	32.4	9.3	9.6
Total reported excl. foreign exchange impact	10.5	(2.1)	30.8	8.7	7.8
Comparable sales growth	5.2	(2.1)	3.8	8.7	8.2

U.S.	4.7	(4.5)	4.9	n/a	8.1
International	5.7	(0.3)	2.4	8.7	8.3

Refer to pages 16 and 17 for a reconciliation of comparable sales growth.

Nutrition

Third Quarter 2026 Results (3Q26)

Sales 3Q26 ($ in millions)	Total	Pediatric	Adult
U.S.	958	577	381
International	1,304	486	818
Total reported	2,262	1,063	1,199

% Change vs. 3Q25
U.S.	7.9	11.0	3.5
International	3.1	6.4	1.3
Total reported	5.1	8.8	2.0
Total reported excl. foreign exchange impact	4.9	8.7	1.8
Comparable sales growth	4.9	8.7	1.8

U.S.	7.9	11.0	3.5
International	2.8	6.0	1.0
Worldwide Nutrition sales increased 5.1 percent on a reported basis and 4.9 percent on a comparable basis in the third quarter.
Worldwide Nutrition results were driven by broad-based growth across the portfolio, including sales growth of nearly 9.0 percent in Worldwide Pediatric.
On a sequential basis, Worldwide Nutrition sales increased $118 million compared to the second quarter of 2026.

First Nine Months 2026 Results (9M26)

Sales 9M26 ($ in millions)	Total	Pediatric	Adult
U.S.	2,673	1,613	1,060
International	3,750	1,428	2,322
Total reported	6,423	3,041	3,382

% Change vs. 9M25
U.S.	(4.5)	(4.8)	(4.0)
International	1.1	3.7	(0.5)
Total reported	(1.3)	(1.0)	(1.6)
Total reported excl. foreign exchange impact	(2.1)	(1.6)	(2.6)
Comparable sales growth	(2.1)	(1.6)	(2.6)

U.S.	(4.5)	(4.8)	(4.0)
International	(0.3)	2.4	(2.0)

Diagnostics*

Third Quarter 2026 Results (3Q26)

Sales 3Q26 ($ in millions)	Total	Core Laboratory	Cancer Diagnostics	Rapid/Molecular Diagnostics
U.S.	1,853	389	938	526
International	1,452	1,049	30	373
Total reported	3,305	1,438	968	899

% Change vs. 3Q25
U.S.	109.2	6.3	n/a	1.1
International	6.2	5.1	n/a	1.0
Total reported	46.7	5.4	n/a	1.1
Total reported excl. foreign exchange impact	46.6	5.4	n/a	0.9
Comparable sales growth	6.4	5.4	13.8	0.9

U.S.	8.4	6.3	13.9	1.1
International	4.0	5.1	12.1	0.7

Worldwide Diagnostics sales increased 46.7 percent on a reported basis and 6.4 percent on a comparable basis in the third quarter.
Worldwide Core Laboratory Diagnostics results were driven by balanced growth across major geographic regions including the U.S., Europe, Japan, and Latin America.
Cancer Diagnostics results were driven by growth of Cologuard® and also reflect contributions to growth from the precision oncology and international businesses.

First Nine Months 2026 Results (9M26)

Sales 9M26 ($ in millions)	Total	Core Laboratory	Cancer Diagnostics	Rapid/Molecular Diagnostics
U.S.	4,418	1,113	1,921	1,384
International	4,159	3,015	62	1,082
Total reported	8,577	4,128	1,983	2,466

% Change vs. 9M25
U.S.	72.0	6.1	n/a	(8.9)
International	6.3	5.8	n/a	1.9
Total reported	32.4	5.9	n/a	(4.5)
Total reported excl. foreign exchange impact	30.8	4.0	n/a	(5.4)
Comparable sales growth	3.8	4.0	13.5	(5.4)

U.S.	4.9	6.1	13.5	(8.9)
International	2.4	3.2	15.0	(0.4)
*Beginning in 2026, Abbott aggregated its previously reported Rapid Diagnostics, Molecular Diagnostics, and Point of Care businesses into the Rapid and Molecular Diagnostics business. On March 23, 2026, Abbott completed the acquisition of Exact Sciences. Following the acquisition, the sales of Exact Sciences are presented as Abbott's Cancer Diagnostics business.
Refer to pages 16 and 17 for a reconciliation of comparable sales growth.

Established Pharmaceuticals

Third Quarter 2026 Results (3Q26)

Sales 3Q26 ($ in millions)	Total	Key Emerging Markets	Other
U.S.	—	—	—
International	1,614	1,195	419
Total reported	1,614	1,195	419

% Change vs. 3Q25
U.S.	n/a	n/a	n/a
International	6.8	9.0	1.1
Total reported	6.8	9.0	1.1
Total reported excl. foreign exchange impact	8.4	10.9	1.6
Comparable sales growth	8.4	10.9	1.6

U.S.	n/a	n/a	n/a
International	8.4	10.9	1.6

Established Pharmaceuticals sales increased 6.8 percent on a reported basis and 8.4 percent on a comparable basis in the third quarter.

Key Emerging Markets include several emerging countries that represent the most attractive long-term growth opportunities for Abbott's branded generics product portfolio. Sales in these geographies increased 9.0 percent on a reported basis and 10.9 percent on a comparable basis, led by double-digit growth in India and several markets across the Latin America and Asia Pacific regions.

First Nine Months 2026 Results (9M26)

Sales 9M26 ($ in millions)	Total	Key Emerging Markets	Other
U.S.	—	—	—
International	4,539	3,448	1,091
Total reported	4,539	3,448	1,091

% Change vs. 9M25
U.S.	n/a	n/a	n/a
International	9.3	10.5	5.6
Total reported	9.3	10.5	5.6
Total reported excl. foreign exchange impact	8.7	10.4	3.6
Comparable sales growth	8.7	10.4	3.6

U.S.	n/a	n/a	n/a
International	8.7	10.4	3.6

Medical Devices

Third Quarter 2026 Results (3Q26)

Sales 3Q26 ($ in millions)	Total	Rhythm Management	Electro-physiology*	Heart Failure	Vascular	Structural Heart*	Neuro-modulation	Diabetes Care
U.S.	2,687	380	429	303	290	228	185	872
International	3,139	372	444	84	496	364	66	1,313
Total reported	5,826	752	873	387	786	592	251	2,185

% Change vs. 3Q25
U.S.	6.6	9.0	18.1	8.4	3.4	(11.1)	(5.6)	9.4
International	7.2	10.4	12.2	(2.7)	6.7	12.2	13.6	4.2
Total reported	6.9	9.7	15.0	5.8	5.4	1.9	(1.2)	6.2
Total reported excl. foreign exchange impact	7.4	10.0	15.5	6.0	5.7	2.6	(1.1)	6.7
Comparable sales growth	7.8	10.0	15.5	6.0	5.7	6.9	(1.1)	6.7

U.S.	7.6	9.0	18.1	8.4	3.4	(2.3)	(5.6)	9.4
International	8.0	11.0	13.1	(1.6)	7.1	13.5	13.9	4.9

Worldwide Medical Devices sales increased 6.9 percent on a reported basis and 7.8 percent on a comparable basis in the third quarter.

Sales growth in the quarter was led by double-digit growth in Electrophysiology and Rhythm Management.

In Diabetes Care, sales of continuous glucose monitors grew 7.3 percent on a reported basis and 7.7 percent on a comparable basis.

First Nine Months 2026 Results (9M26)

Sales 9M26 ($ in millions)	Total	Rhythm Management	Electro-physiology*	Heart Failure	Vascular	Structural Heart*	Neuro-modulation	Diabetes Care
U.S.	7,890	1,096	1,227	908	875	677	551	2,556
International	9,328	1,083	1,295	269	1,491	1,090	203	3,897
Total reported	17,218	2,179	2,522	1,177	2,366	1,767	754	6,453

% Change vs. 9M25
U.S.	7.1	10.4	16.0	10.2	5.2	(10.2)	(2.4)	9.3
International	11.7	13.9	14.5	7.9	8.0	16.1	18.1	10.5
Total reported	9.6	12.1	15.2	9.7	7.0	4.4	2.4	10.0
Total reported excl. foreign exchange impact	7.8	10.6	13.8	8.9	5.2	2.6	1.3	7.7
Comparable sales growth	8.2	10.6	13.8	8.9	5.2	6.5	1.3	7.7

U.S.	8.1	10.4	16.0	10.2	5.2	(2.3)	(2.4)	9.3
International	8.3	10.8	11.9	4.6	5.2	12.8	13.5	6.6

*Abbott's Amplatzer Amulet Left Atrial Appendage Occluder device and related accessories were transferred from Structural Heart to Electrophysiology on January 1, 2026. As a result, $55 million of sales in the third quarter of 2025 and $156 million of sales in the first nine months of 2025 were moved from Structural Heart to Electrophysiology.

Refer to pages 16 and 17 for a reconciliation of comparable sales growth.

Abbott's Financial Guidance
Abbott projects full-year 2026 comparable sales growth to be approximately 6.0%1.

Abbott projects full-year 2026 adjusted diluted earnings per share of $5.50 to $5.55.

Abbott projects fourth-quarter 2026 adjusted diluted earnings per share of $1.62 to $1.67.

Abbott has not provided the related GAAP financial measures on a forward-looking basis for these forward-looking non-GAAP financial measures because the company is unable to predict with reasonable certainty and without unreasonable effort the timing and impact of certain items such as restructuring and cost reduction initiatives, charges for intangible asset impairments, acquisition-related expenses, and foreign exchange, which could significantly impact Abbott's results in accordance with GAAP.
Abbott Declares 411th Consecutive Quarterly Dividend
On Sept. 17, 2026, the board of directors of Abbott declared the company's quarterly dividend of $0.63 per share. Abbott's cash dividend is payable Nov. 16, 2026, to shareholders of record at the close of business on Oct. 15, 2026.

Abbott has increased its dividend payout for 54 consecutive years and is a member of the S&P 500 Dividend Aristocrats Index, which tracks companies that have annually increased their dividend for at least 25 consecutive years.

About Abbott:
Abbott is a global healthcare leader that helps people live more fully at all stages of life. Our portfolio of life-changing technologies spans the spectrum of healthcare, with leading businesses and products in diagnostics, medical devices, nutritionals and branded generic medicines. Our 122,000 colleagues serve people in more than 160 countries.

Connect with us at www.abbott.com and on LinkedIn, Facebook, Instagram, X and YouTube.

Abbott will live-webcast its third-quarter earnings conference call through its Investor Relations website at www.abbottinvestor.com at 8 a.m. Central time today. An archived edition of the webcast will be available later in the day.

— Private Securities Litigation Reform Act of 1995 —
A Caution Concerning Forward-Looking Statements

Some statements in this news release may be forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. Abbott cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Economic, competitive, governmental, technological and other factors that may affect Abbott's operations are discussed in Item 1A, "Risk Factors" in our Annual Report on Form 10-K for the year ended Dec. 31, 2025, and are incorporated herein by reference. Abbott undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Abbott Financial: Michael Comilla, 224-668-1872 Tamika McLoughlin, 224-399-5082 Randy Blakley, 224-668-0036	Abbott Media: Karen Twigg May, 224-668-2681 Kate Dyer, 224-668-9965

1.In 2025, total worldwide sales were $44.328 billion, which included U.S. sales of $17.126 billion and international sales of $27.202 billion, and Abbott’s Structural Heart business received $89 million of compensation payments as part of a multi-year agreement with a competitor. Also in 2025, total worldwide sales for Exact Sciences were $3.247 billion, which included U.S. sales of $3.145 billion and international sales of $102 million.

Abbott Laboratories and Subsidiaries
Condensed Consolidated Statement of Earnings
Third Quarter Ended September 30, 2026 and 2025
(in millions, except per share data)
(unaudited)

	3Q26	3Q25	% Change
Net Sales	$13,013	$11,369	14.5

Cost of products sold, excluding amortization expense	5,628	5,075	10.9
Amortization of intangible assets	841	420	n/m
Research and development	920	766	20.1
Selling, general, and administrative	4,266	3,051	39.8
Total Operating Cost and Expenses	11,655	9,312	25.2

Operating Earnings	1,358	2,057	(34.0)

Interest expense, net	297	44	n/m
Net foreign exchange (gain) loss	(6)	(17)	n/m
Other (income) expense, net	(164)	(150)	9.4
Earnings before taxes	1,231	2,180	(43.5)
Taxes on Earnings	311	536	(42.0)	1)

Net Earnings	$920	$1,644	(44.1)

Net Earnings excluding Specified Items, as described below	$2,477	$2,278	8.7	2)

Diluted Earnings per Common Share	$0.53	$0.94	(43.6)

Diluted Earnings per Common Share, excluding Specified Items, as described below	$1.42	$1.30	9.2	2)

Average Number of Common Shares Outstanding Plus Dilutive Common Stock Options	1,738	1,749
NOTES:
See tables on page 13 for an explanation of certain non-GAAP financial information.
n/m = Percent change is not meaningful.
See footnotes on the following page.

1)2026 Taxes on Earnings includes the recognition of approximately $35 million of net tax expense primarily as a result of the resolution of various tax positions related to prior years. 2026 Taxes on Earnings also includes approximately $100 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

2025 Taxes on Earnings includes approximately $160 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

2)2026 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $1.557 billion, or $0.89 per share, for intangible amortization, legal settlements, acquisitions, restructuring actions, and other net expenses.

2025 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $634 million, or $0.36 per share, for intangible amortization, charges related to restructuring and cost reduction initiatives, and other net expenses.

Abbott Laboratories and Subsidiaries
Condensed Consolidated Statement of Earnings
Nine Months Ended September 30, 2026 and 2025
(in millions, except per share data)
(unaudited)

	9M26	9M25	% Change
Net Sales	$36,770	$32,869	11.9

Cost of products sold, excluding amortization expense	15,843	14,397	10.0
Amortization of intangible assets	1,921	1,260	52.4
Research and development	2,579	2,207	16.9
Selling, general, and administrative	12,031	9,203	30.7
Total Operating Cost and Expenses	32,374	27,067	19.6

Operating Earnings	4,396	5,802	(24.2)

Interest expense, net	664	143	n/m
Net foreign exchange (gain) loss	(15)	(35)	n/m
Other (income) expense, net	(457)	(414)	10.2
Earnings before taxes	4,204	6,108	(31.2)
Taxes on earnings	1,279	1,360	(6.0)	1)

Net Earnings	$2,925	$4,748	(38.4)

Net Earnings excluding Specified Items, as described below	$6,789	$6,410	5.9	2)

Diluted Earnings per Common Share	$1.67	$2.70	(38.1)

Diluted Earnings per Common Share, excluding Specified Items, as described below	$3.88	$3.65	6.3	2)

Average Number of Common Shares Outstanding Plus Dilutive Common Stock Options	1,743	1,749

NOTES:
See tables on page 14 for an explanation of certain non-GAAP financial information.
n/m = Percent change is not meaningful.
See footnotes on the following page.

1)2026 Taxes on Earnings includes the recognition of approximately $95 million of net tax expense primarily as a result of the resolution of various tax positions related to prior years. 2026 Taxes on Earnings also includes approximately $540 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

2025 Taxes on Earnings includes the recognition of approximately $90 million of net tax benefit as a result of the resolution of various tax positions related to prior years. 2025 Taxes on Earnings also includes approximately $460 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

2)2026 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $3.864 billion, or $2.21 per share, for intangible amortization, legal settlements, acquisitions, restructuring actions, and other net expenses.

2025 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $1.662 billion, or $0.95 per share, for intangible amortization, charges related to investment impairments, charges related to restructuring and cost reduction initiatives, expenses associated with acquisitions, and other net expenses.

Abbott Laboratories and Subsidiaries
Non-GAAP Reconciliation of Financial Information
Third Quarter Ended September 30, 2026 and 2025
(in millions, except per share data)
(unaudited)

	3Q26
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$841	$(841)	$—
Gross Margin	6,544	904	7,448
R&D	920	(28)	892
SG&A	4,266	(761)	3,505
Other (income) expense, net	(164)	4	(160)
Earnings before taxes	1,231	1,689	2,920
Taxes on Earnings	311	132	443
Net Earnings	920	1,557	2,477
Diluted Earnings per Share	$0.53	$0.89	$1.42

Specified items reflect intangible amortization expense of $841 million, legal settlements of approximately $670 million and other net expenses of $178 million associated with acquisitions, restructuring actions, and other net expenses. See page 18 for additional details regarding specified items.

	3Q25
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$420	$(420)	$—
Gross Margin	5,874	470	6,344
R&D	766	(36)	730
SG&A	3,051	(47)	3,004
Other (income) expense, net	(150)	5	(145)
Earnings before taxes	2,180	548	2,728
Taxes on Earnings	536	(86)	450
Net Earnings	1,644	634	2,278
Diluted Earnings per Share	$0.94	$0.36	$1.30

Specified items reflect intangible amortization expense of $420 million and other net expenses of $128 million associated with restructuring actions, costs associated with acquisitions, and other net expenses. See page 19 for additional details regarding specified items.

Abbott Laboratories and Subsidiaries
Non-GAAP Reconciliation of Financial Information
Nine Months Ended September 30, 2026 and 2025
(in millions, except per share data)
(unaudited)

	9M26
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$1,921	$(1,921)	$—
Gross Margin	19,006	2,033	21,039
R&D	2,579	(77)	2,502
SG&A	12,031	(1,662)	10,369
Other (income) expense, net	(457)	(30)	(487)
Earnings before taxes	4,204	3,802	8,006
Taxes on Earnings	1,279	(62)	1,217
Net Earnings	2,925	3,864	6,789
Diluted Earnings per Share	$1.67	$2.21	$3.88

Specified items reflect intangible amortization expense of $1.921 billion, legal settlements of approximately $1.070 billion and other net expenses of $811 million associated with acquisitions, restructuring actions, and other net expenses. See page 20 for additional details regarding specified items.

	9M25
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$1,260	$(1,260)	$—
Gross Margin	17,212	1,396	18,608
R&D	2,207	(83)	2,124
SG&A	9,203	(58)	9,145
Other (income) expense, net	(414)	(31)	(445)
Earnings before taxes	6,108	1,568	7,676
Taxes on Earnings	1,360	(94)	1,266
Net Earnings	4,748	1,662	6,410
Diluted Earnings per Share	$2.70	$0.95	$3.65

Specified items reflect intangible amortization expense of $1.260 billion and other net expenses of $308 million associated with restructuring actions, acquisitions, investment impairment charges, and other net expenses. See page 21 for additional details regarding specified items.

A reconciliation of the third-quarter tax rates for 2026 and 2025 is shown below:

	3Q26
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$1,231	$311	25.3%	1)
Specified items	1,689	132
Excluding specified items	$2,920	$443	15.2%

	3Q25
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$2,180	$536	24.6%	2)
Specified items	548	(86)
Excluding specified items	$2,728	$450	16.5%
1)2026 Taxes on Earnings includes the recognition of approximately $35 million of net tax expense primarily as a result of the resolution of various tax positions related to prior years. 2026 Taxes on Earnings also includes approximately $100 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

2)2025 Taxes on Earnings includes approximately $160 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.
A reconciliation of the year-to-date tax rates for 2026 and 2025 is shown below:

	9M26
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$4,204	$1,279	30.4%	3)
Specified items	3,802	(62)
Excluding specified items	$8,006	$1,217	15.2%

	9M25
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$6,108	$1,360	22.3%	4)
Specified items	1,568	(94)
Excluding specified items	$7,676	$1,266	16.5%

3)2026 Taxes on Earnings includes the recognition of approximately $95 million of net tax expense primarily as a result of the resolution of various tax positions related to prior years. 2026 Taxes on Earnings also includes approximately $540 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

4)2025 Taxes on Earnings includes the recognition of approximately $90 million of net tax benefit as a result of the resolution of various tax positions related to prior years. 2025 Taxes on Earnings also includes approximately $460 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

Abbott Laboratories and Subsidiaries
Non-GAAP Revenue Reconciliation
Third Quarter Ended September 30, 2026 and 2025
($ in millions)
(unaudited)

	3Q26			3Q25				% Change vs. 3Q25
									Non-GAAP
	Abbott Reported	Foreign exchange	Comparable Revenue	Abbott Reported	Impact of acquisition (a)	Impact of multi-year agreement (b)	Comparable Revenue	Reported	Comparable
Total Company	13,013	40	13,053	11,369	851	(23)	12,197	14.5	7.0
U.S.	5,504	—	5,504	4,299	824	(23)	5,100	28.0	7.9
Intl	7,509	40	7,549	7,070	27	—	7,097	6.2	6.4

Total Diagnostics	3,305	(2)	3,303	2,253	851	—	3,104	46.7	6.4
U.S.	1,853	—	1,853	886	824	—	1,710	109.2	8.4
Intl	1,452	(2)	1,450	1,367	27	—	1,394	6.2	4.0

Total Cancer Diagnostics	968	—	968	—	851	—	851	n/a	13.8
U.S.	938	—	938	—	824	—	824	n/a	13.9
Intl	30	—	30	—	27	—	27	n/a	12.1

Total Medical Devices	5,826	22	5,848	5,448	—	(23)	5,425	6.9	7.8
U.S.	2,687	—	2,687	2,521	—	(23)	2,498	6.6	7.6
Intl	3,139	22	3,161	2,927	—	—	2,927	7.2	8.0

Total Structural Heart*	592	4	596	580	—	(23)	557	1.9	6.9
U.S.	228	—	228	256	—	(23)	233	(11.1)	(2.3)
Intl	364	4	368	324	—	—	324	12.2	13.5

*
Abbott's Amplatzer Amulet Left Atrial Appendage Occluder device and related accessories were transferred from Structural Heart to Electrophysiology on January 1, 2026. As a result, $55 million of sales in the third quarter of 2025 were moved from Structural Heart to Electrophysiology.

a)	The adjustment includes historical sales for Exact Sciences prior to the acquisition date. Exact Sciences was acquired by Abbott on March 23, 2026.
b)	Reflects the impact of compensation payments that Abbott's Structural Heart business received as part of a multi-year agreement with a competitor. The final payment under this agreement was recognized in the first quarter of 2026.

Abbott Laboratories and Subsidiaries
Non-GAAP Revenue Reconciliation
Nine Months Ended September 30, 2026 and 2025
($ in millions)
(unaudited)

	9M26					9M25				% Change vs. 9M25
											Non-GAAP
	Abbott Reported	Impact of acquisition (a)	Impact of multi-year agreement (b)	Foreign exchange	Comparable Revenue	Abbott Reported	Impact of acquisition (a)	Impact of multi-year agreement (b)	Comparable Revenue	Reported	Comparable
Total Company	36,770	706	(8)	(460)	37,008	32,869	2,369	(69)	35,169	11.9	5.2
U.S.	14,994	681	(8)	—	15,667	12,743	2,294	(69)	14,968	17.7	4.7
Intl	21,776	25	—	(460)	21,341	20,126	75	—	20,201	8.2	5.7

Total Diagnostics	8,577	706	—	(100)	9,183	6,480	2,369	—	8,849	32.4	3.8
U.S.	4,418	681	—	—	5,099	2,568	2,294	—	4,862	72.0	4.9
Intl	4,159	25	—	(100)	4,084	3,912	75	—	3,987	6.3	2.4

Total Cancer Diagnostics	1,983	706	—	(1)	2,688	—	2,369	—	2,369	n/a	13.5
U.S.	1,921	681	—	—	2,602	—	2,294	—	2,294	n/a	13.5
Intl	62	25	—	(1)	86	—	75	—	75	n/a	15.0

Total Medical Devices	17,218	—	(8)	(284)	16,926	15,712	—	(69)	15,643	9.6	8.2
U.S.	7,890	—	(8)	—	7,882	7,363	—	(69)	7,294	7.1	8.1
Intl	9,328	—	—	(284)	9,044	8,349	—	—	8,349	11.7	8.3

Total Structural Heart*	1,767	—	(8)	(31)	1,728	1,692	—	(69)	1,623	4.4	6.5
U.S.	677	—	(8)	—	669	753	—	(69)	684	(10.2)	(2.3)
Intl	1,090	—	—	(31)	1,059	939	—	—	939	16.1	12.8

*
Abbott's Amplatzer Amulet Left Atrial Appendage Occluder device and related accessories were transferred from Structural Heart to Electrophysiology on January 1, 2026. As a result, $156 million of sales in the first nine months of 2025 were moved from Structural Heart to Electrophysiology.

a)	The adjustment includes historical sales for Exact Sciences prior to the acquisition date. Exact Sciences was acquired by Abbott on March 23, 2026.
b)	Reflects the impact of compensation payments that Abbott's Structural Heart business received as part of a multi-year agreement with a competitor. The final payment under this agreement was recognized in the first quarter of 2026.

Abbott Laboratories and Subsidiaries
Details of Specified Items
Third Quarter Ended September 30, 2026
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$10	$29	$841	$24	$904
R&D	(7)	(5)	—	(16)	(28)
SG&A	(47)	(20)	—	(694)	(761)
Other (income) expense, net	(8)	(1)	—	13	4
Earnings before taxes	$72	$55	$841	$721	1,689
Taxes on Earnings (d)					132
Net Earnings					$1,557
Diluted Earnings per Share					$0.89

The table above provides additional details regarding the specified items described on page 13.

a)Acquisition-related expenses include integration costs that represent incremental costs directly related to integrating acquired businesses, as well as other costs related to business acquisitions.
b)Restructuring and cost reduction initiative expenses include severance, outplacement, and other direct costs associated with specific restructuring plans.

c)Other primarily includes approximately $670 million related to agreements entered into to resolve the Gill case and the necrotizing enterocolitis (NEC) claims asserted on behalf of approximately 2,000 additional infants, as well as incremental costs to comply with the European Union's Medical Device Regulations (MDR) and In Vitro Diagnostics Medical Device Regulations (IVDR) requirements for previously approved products.

d)Reflects the net tax benefit associated with the specified items and recognition of a tax expense as a result of the resolution of various tax positions related to prior years. Taxes on Earnings includes approximately $100 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

Abbott Laboratories and Subsidiaries
Details of Specified Items
Third Quarter Ended September 30, 2025
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$—	$44	$420	$6	$470
R&D	—	(19)	—	(17)	(36)
SG&A	(9)	(43)	—	5	(47)
Other (income) expense, net	7	—	—	(2)	5
Earnings before taxes	$2	$106	$420	$20	548
Taxes on Earnings (d)					(86)
Net Earnings					$634
Diluted Earnings per Share					$0.36

The table above provides additional details regarding the specified items described on page 13.

a)Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating acquired businesses.
b)Restructuring and cost reduction initiative expenses include severance, outplacement, and other direct costs associated with specific restructuring plans and cost reduction initiatives.
c)Other includes incremental costs to comply with the European Union's Medical Device Regulations (MDR) and In Vitro Diagnostics Medical Device Regulations (IVDR) requirements for previously approved products.

d)Reflects the net tax benefit associated with the specified items. Taxes on Earnings includes approximately $160 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

Abbott Laboratories and Subsidiaries
Details of Specified Items
Nine Months Ended September 30, 2026
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$44	$40	$1,921	$28	$2,033
R&D	(18)	(15)	—	(44)	(77)
SG&A	(533)	(54)	—	(1,075)	(1,662)
Other (income) expense, net	(9)	(4)	—	(17)	(30)
Earnings before taxes	$604	$113	$1,921	$1,164	3,802
Taxes on Earnings (d)					(62)
Net Earnings					$3,864
Diluted Earnings per Share					$2.21
The table above provides additional details regarding the specified items described on page 14.

a)Acquisition-related expenses include stock-based compensation recognized as expense from equity awards accelerated in connection with the Exact Sciences acquisition, integration costs that represent incremental costs directly related to integrating acquired businesses, as well as other costs related to business acquisitions, including inventory step-up amortization.
b)Restructuring and cost reduction initiative expenses include severance, outplacement and other direct costs associated with specific restructuring plans.
c)Other primarily includes approximately $670 million related to agreements entered into to resolve the Gill case and the NEC claims asserted on behalf of approximately 2,000 additional infants; approximately $400 million, including attorneys' fees and accrued interest, related to an agreement to resolve the United States Department of Justice (DOJ) investigations and the civil qui tam lawsuit brought by certain relators and joined by the DOJ and Attorneys General of several states; as well as incremental costs to comply with the European Union's Medical Device Regulations (MDR) and In Vitro Diagnostics Medical Device Regulations (IVDR) requirements for previously approved products.

d)Reflects the net tax benefit associated with the specified items and recognition of a tax expense as a result of the resolution of various tax positions related to prior years. Taxes on Earnings includes approximately $540 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

Abbott Laboratories and Subsidiaries
Details of Specified Items
Nine Months Ended September 30, 2025
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$1	$125	$1,260	$10	$1,396
R&D	(1)	(42)	—	(40)	(83)
SG&A	(15)	(49)	—	6	(58)
Other (income) expense, net	(18)	—	—	(13)	(31)
Earnings before taxes	$35	$216	$1,260	$57	1,568
Taxes on Earnings (d)					(94)
Net Earnings					$1,662
Diluted Earnings per Share					$0.95

The table above provides additional details regarding the specified items described on page 14.

a)Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating acquired businesses, as well as other costs related to business acquisitions.
b)Restructuring and cost reduction initiative expenses include severance, outplacement, and other direct costs associated with specific restructuring plans and cost reduction initiatives.
c)Other includes incremental costs to comply with the MDR and IVDR regulations for previously approved products and charges for investment impairments.
d)Reflects the net tax benefit associated with the specified items and recognition of a tax benefit as a result of the resolution of various tax positions related to prior years. Taxes on Earnings includes approximately $460 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.